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                                                                EXHIBIT 23(b)



                         INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Florida Progress Corporation:

We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.


                                                /s/ KPMG LLP

St. Petersburg, Florida
July 5, 2000